IQST – iQSTEL Announces Board Election and CPA Ratification Following Annual Shareholder Meeting

New York, NY --News Direct-- iQSTEL Inc.

McapMediaWire -- iQSTEL, Inc. (OTC: IQST) today released a transcript and a recorded link of the annual shareholder meeting conducted yesterday, January 31, 2023. The meeting included the election of the company’s board of directors and the ratification of the company’s independent registered public accounting firm to audit iQSTEL’s 2022 financial performance. The meeting also included a management discussion and analysis of the company’s business operations and strategy as well as response to shareholder questions.

The transcript can be viewed in its entirety below. To listen to a recording of the shareholder annual meeting follow this link: iQSTEL Annual Shareholder Meeting Recording

2022 Annual Shareholder Meeting Transcript From Tuesday, January 31st, 2023:

PRESENTER

Good day, everyone, and welcome to the first iQSTEL’s Shareholder Meeting Conference Call. Participants are in a listen-only mode. This conference call is being recorded. A replay of today’s call will be available on the Investor Relations section of iQSTEL’s website and will remain posted there for the next 30 days.

Before we begin, I would like to remind you that today’s call contains certain forward-looking statements from our management made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.

Words such as “may”, “should”, “projects,” “expects”, “intends”, “plans”, “believes”, “anticipates”, “hopes”, “estimates” and variations of such words and similar expressions are intended to identify forward-looking statements. These statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company's annual report on Form 10-Q, filed with the SEC. Copies of these documents are available on the SEC's website at www.sec.gov. Actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update these statements for revisions or changes after the date of this call, except as required by law.

Thank you for joining the annual shareholder meeting.

I will now hand the call over to Mr. Iglesias for introductions and to start with the meeting. Please go ahead.

CEO - Introduction

Hello and welcome to our first iQSTEL shareholder´s meeting.

Today, is January 31st, 2023.

My name is Leandro Iglesias, and I am the Chairman and Chief Executive Officer of iQSTEL.

I am joined today by

Alvaro Quintana our Chief Financial Officer and member of our Independent Board of Directors

Raul Perez member of our Independent Board of Directors, and the Head of the Audit Committee.

Jose Antonio Barreto member of our Independent Board of Directors, and the Head of the Code of Ethics Office.

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Italo Segnini member of our Independent Board of Directors, and the Head of the Executive Compensation Committee

Tony Abdo our CEO of our Internet of Things Business Line and our Fintech Division, and Business Development Vice President

And our Presenter is Brad Listermann our Investor Relations Vice President and Head of our Ambassadors Group.

This event today is a substantial milestone for iQSTEL. It is our first livestream shareholder´s meeting and in and of itself a major step forward in the advance of our management practices and procedures taking us one step closer toward our Nasdaq up-listing goal.

In advance of the meeting today, we have published a number of press releases with a review of our 2022 performance and achievements, and our 2023 objectives. We have also included details on the agenda for today. We also emailed all shareholders of record with an agenda for today’s meeting and provided a link to facilitate voting prior to today’s meeting.

I am very proud of everyone working here at iQSTEL and I am equally grateful for all the shareholder feedback and support that we have received over the last year that has led us to achieving or surpassing every goal and objective we set. I want to recognize and thank everyone working at iQSTEL, and our subsidiaries in addition to recognizing and thanking all our shareholders.

Since we have put out three press releases in the last ten days reviewing our 2022 performance, I will recall just few things about iQSTEL’s achievements this past year.

iQSTEL is expanding a core telecommunications operation both organically and through merger and acquisitions. We are focused on the international services market, and building a foundation in the domestic services market too, while continuing to prioritize the growing global migrant population.

At this point is important to remark that the acquisitions of Whisl and Smartbiz injected business competitive energy as did SwissLink, QGlobal and itsBchain in the past, and specifically our partners in each of our subsidiaries have enriched our commercial, technical and negotiation skills in a determinant way. Thanks to all our partners.

Our Flagship, the telecommunication division is only the beginning of our strategy to expand. We expect exponential growth to come from our diversification strategy.

We are leveraging our telecommunication foundation to enter new markets with less competition and higher margins. 2022 was an important year for our diversification strategy. We have established notable and, in some instances, even award-winning traction from our efforts to enter the smart Internet of Things market, the Fintech market, the Blockchain platforms market as well as the huge electric vehicles market too.

After beating our $90 million revenue forecast for 2022 and reaching profitability a full quarter ahead of expectations, I hope you can see that our $105 million 2023 revenue forecast is a base upon which we can build. You will likely see an increase to our base forecast in the event we close on another acquisition that results from our ongoing acquisition campaign.

At the same time, we are going to generate revenues from all our new business lines: Internet of Things, Fintech, BlockChain Platforms and Electric Vehicles.

Talking about Net Income, our Telecommunication Division generates enough profit to support all our new business lines, and the Pubco expenses. In this way we plan to show more than $1 Million of Net Income at the end of this year.

We expect to achieve profitability this year from three of our expansion operations, Internet of Things, Fintech and Electric Vehicles business lines.

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We decided to be very conservative in our objectives for this 2023, but it´s easy to see we have several initiatives in the works. If we achieve just one of them, we will be surpassing our objectives and increasing the size of the company.

In summary, we are working diligently to optimize our existing business and at the same time working on our future business by identifying the most promising technology trends to adopt which can best evolve our services to maintain a leadership position serving the growing immigrant market.

We completed a revamp of our IQSTEL web site (www.iqstel.com), with a new section for our investors (www.iqstel.com/investors), I invite to visit it and share your thoughts.

So, I will now hand the call over to Mr. Alvaro Quintana our CFO to start with the votes addressed in the iQSTEL definitive proxy statement filed with the SEC.

CFO – Proxy Vote

The first matter up for a vote is the election of the iQSTEL board members.

Our bylaws provide that our business shall be managed by or under the direction of a board of directors. The Board currently consists of five directors.

There are five nominees for election to the Board at the annual meeting. Each of the five nominees, if elected, will hold office for a term that expires at the next annual stockholders’ meeting. Each director shall hold office for the term for which he or she was elected and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal.

The Board has nominated each of the following individuals for election as a director at today’s annual meeting: Leandro Iglesias, myself Alvaro Quintana Cardona, Italo Segnini, Raul Perez and Jose Antonio Barreto. Each nomination for director was based upon the recommendation of our board of directors and each nominee for director is a current member of the board. All nominees have consented to be named and have indicated their intent to serve if elected. In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named in the proxy intend to vote “FOR” the election of any person as may be nominated by the board in substitution. The Company has no reason to believe that any of the nominees will be unable to serve as a director if elected.

The definitive proxy statement filed with the SEC set forth detailed information about each candidate, to include compensation and stock ownership, as well as roles and responsibilities.

In advance of today’s meeting, the company has received votes amounting to over 51% of the shareholders and sufficient to elect the board members as nominated. In fact, the nominated board members were elected with more than 80% of the shares being voted in their favor.

Once again, I want to issue my thanks to the iQSTEL shareholders for your participation and support.

The second matter for vote is the ratification of iQSTEL’s independent registered public accounting firm for the 2022 fiscal year, Urish Popeck & Co., LLC.

In advance of today’s meeting, the company has received votes amounting to over 51% of the shareholders and sufficient to ratify Urish Popeck & Co., LLC as iQSTEL’s independent registered public accounting firm for the 2022 fiscal year. Again, more than 80% of the shares were voted in favor of ratifying Urish Popeck & Co., LLC as independent registered public accounting firm.

Thanks again to the iQSTEL shareholders for your participation and support.

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PRESENTER – Questions received

The definitive proxy statement sent out in advance of today’s meeting also invited shareholders to introduce any other business matter for discussion and consideration at the annual shareholder meeting.

If any matter not described in the proxy statement is properly presented for a vote at the meeting, the persons receiving proxy cards can vote in accordance with their best judgment and discretion.

We did not receive any other matters for a proposed vote at the annual shareholder meeting in response to the emailed proxy cards. However, we did receive some questions.

Based on the fact that the company just issued a Shareholder´s Letter indicating all the Company Objectives for 2023, I would like to know if the Company plans to work in other business area in addition with Telecommunications & Internet of Things, Fintech, Blockchain Platforms, and Electric Vehicles?, This question will be addressed by our CEO Leandro Iglesias

CEO – Answer Question 1

The company endeavors to maintain consistency in its business plan and avoid opportunity of chance distractions. Since iQSTEL’s inception we have focused on large technology arenas, specifically Telecommunications, Internet of Things, Fintech, BlockChain Platforms and Electric Vehicles.

We don’t plan to enter in any new business line at this moment. We will focus our efforts on advancing our existing lines of business with our progress measured in terms of expanding revenues and delivering profits by the end of this year.

This 2023 will be a successful year, growing revenues, generating positive net income, reaching thousands of users for our Fintech platform, deploying in several industrial facilities our proprietary internet of things solutions, completing the manufacture of the Second and Third batch of our electric motorcycles for the US and EU, and introducing our Mid Speed Car to the market.

We consider our management’s consistent focus on our business plan to be one of our key characteristics and instrumental to our ongoing success.

PRESENTER – Questions received

Thanks Mr. Iglesias for your answer.

Next question received is:

You have been talking about Nasdaq Up-Listing for more than a year, what is the current status and when will finally happen?

Our CFO – Alvaro Quintana will address this question.

CFO– Answer Question 2

We have been working on the Nasdaq Up-listing for more than 2 years. The up-listing is an important milestone in the overall path to our objective of achieving a market capitalization for IQSTEL in excess of $1 Billion.

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Since the beginning of 2021 we have been ticking off one corporate governance requirement after another in order to qualify for a Nasdaq up listing. This shareholder meeting today marks yet another corporate governance milestone moving us that much closer to being prepared for an up-listing.

The critical path to an up listing is iQSTEL’s share price. iQSTEL must sustain a minimum bid of at least $2.00 to qualify for a Nasdaq listing.

Our management team and our independent board of directors believe iQSTEL has the potential to organically achieve a minimum share price to support an up-listing. In other words, we believe iQSTEL’s share price, global economy and market conditions permitting, can increase to over $2.00 without necessitating any recapitulation of the company’s share structure.

We don’t believe it is the company’s operational performance that is holding us back from reaching a minimum listing price. We believe the overall prevailing market uncertainty accounts more for the current iQSTEL share price than does iQSTEL’s operational performance.

We anticipate that either the overall market will turn positive and lift the burden of market uncertainty that is currently holding back iQSTEL’s share price, or iQSTEL will finally be recognized as the undervalued asset that it is, and the share price will perform in line with the company’s operational performance and counter to prevailing market trends.

The final key to our Nasdaq up-listing is our share price and the key to our share price is patience. The company is performing better than ever and sooner or later the share price will respond accordingly.

PRESENTER – Final Words

While iQSTEL is meeting or surpassing its forecasts, goals and objectives, and we expect to continue meeting or surpassing forecasts, goals and objectives, the global economy as a whole is not enjoying iQSTEL’s success.

It is the opinion of management and the board that general economic trends are casting a shadow on iQSTEL’s otherwise stellar performance. That shadow is causing an unfavorable disconnect between the company’s operation performance and share price performance.

In light of what management and the board believes to be an unfavorable disconnect, and given that we anticipate economic difficulties and challenges to continue for the foreseeable future, we especially encourage shareholder participation and welcome from shareholders any suggestions for consideration that might contribute to iQSTEL reconnecting operational performance and share price performance ahead of a global upward economic shift.

Please email us at any time with your comments, suggestions and even your criticisms at investors@iqstel.com.

I would like to thank all in attendance here for making the time available to participate in iQSTEL’s first livestream annual shareholder meeting.

Management and the Board of Directors are committed to continuing to deliver on the performance expectations we have set through our past and present successes.

We continue in our belief that the “best is yet to come,” and we are committed to the effort required of us to realize that belief.

Thank you

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About iQSTEL Inc.:

iQSTEL Inc. (OTCQX: IQST) (www.iQSTEL.com) is a US-based publicly listed company holding an Independent Board of Directors and Audit Committee with a presence in 19 countries and 70 employees offering leading-edge services through its four business lines. The Telecom Division (www.iqstelecom.com), which represents the majority of current operations, offers VoIP, SMS, proprietary Internet of Things (IoT) solutions, and international fiber-optic connectivity through its subsidiaries: Etelix, SwissLink, Smartbiz, Whisl, IoT Labs, and QGlobal SMS. The Fintech business line (www.globalmoneyone.com) (www.maxmo.vip) offers a complete Fintech ecosystem MasterCard Debit Card, US Bank Account (No SSN Needed), Mobile App/Wallet (Remittances, Mobile Top Up). Our Fintech subsidiary, Global Money One, is to provide immigrants access to reliable financial services that make it easier to manage their money and stay connected with their families back home. The BlockChain Platform Business Line (www.itsbchain.com) offers our proprietary Mobile Number Portability Application (MNPA) to serve the in-country portability needs through its subsidiary, itsBchain. The Electric Vehicle (EV) Business Line (www.evoss.net) offers electric motorcycles to work and have fun in the USA, Spain, Portugal, Panama, Colombia, and Venezuela. EVOSS is also working on the development of an EV Mid Speed Car to serve the niche of the 2nd car in the family.

Safe Harbor Statement: Statements in this news release may be "forward-looking statements". Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other information relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates, and projections about our business based partly on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may and are likely to differ materially from what is expressed or forecasted in forward-looking statements due to numerous factors. Any forward-looking statements speak only as of the date of this news release, and iQSTEL Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this news release. This press release does not constitute a public offer of any securities for sale. Any securities offered privately will not be or have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

iQSTEL Inc.

IR US Phone: 646-740-0907

IR Email: investors@iqstel.com

Contact Details Leandro Iglesias

+1 646-740-0907

investors@iqstel.com

Company Website https://www.iqstel.com/

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